Exhibits No. 20.1:

                        CIT Home Equity Loan Trust 2002-1
            Home Equity Loan Asset Backed Certificates, Series 2002-1
                          Master Servicer's Certificate

                                                        Due Period     1/31/2004
                                                Determination Date     2/20/2004
                                                 Distribution Date     2/25/2004

I     Available in Certificate Account
      Principal collected on Mortgage Loans                                                                           9,964,862.79
      All Liquidation Proceeds with respect to Principal                                                                555,856.59
      Recoveries on previously Liquidated Mortgages with respect to Principal                                               506.56
      Principal portion of Purchase Price on Repurchased Mortgage Loans                                                       0.00
      Substitution Adjustment with respect to Principal                                                                       0.00
                                                                                                                     -------------

                              Principal Distribution Amount                                                          10,521,225.94

      Interest collected on Mortgage Loans                                                                            3,388,778.08
      Interest portion of Purchase Price on Repurchased Mortgage Loans                                                        0.00
      Recoveries on previously Liquidated Mortgages with respect to Interest                                                  0.00
      Substitution Adjustment with respect to Interest                                                                        0.00
      Master Servicer Monthly Advances (net of Compensating Interest)                                                   600,978.53
      Reimbursement of previous months Servicer Advances                                                               (604,167.40)
      Compensating Interest                                                                                                 272.22
      Investment Earnings on Certificate Account                                                                              0.00
                                                                                                                     -------------

                              Interest Remittance Amount                                                              3,385,861.43

      Amount not Required to be deposited                                                                                     0.00

                              Total available in the Certificate Account                                             13,907,087.37


II    Distributions                                                                           Per $ 1,000                Amount
                                                                                              -----------            -------------
1.    Aggregate Class AF -1A Distribution                                                      0.00000000                     0.00

2.    Aggregate Class AF-1B Distribution                                                       0.00000000                     0.00

3.    Aggregate Class A-2 Distribution                                                         0.00000000                     0.00

4.    Aggregate Class A-3 Distribution                                                        89.91379370             6,167,187.11

5.    Aggregate Class A-4 Distribution                                                         4.97500000               249,695.25

6.    Aggregate Class A-5 Distribution                                                         5.59166677               174,515.92

7.    Aggregate Class A-6 Distribution                                                         5.16666674               244,176.67

8.    Aggregate Class A-7 Distribution                                                        14.35548907             3,229,985.04

9.    Aggregate Class MF-1 Distribution                                                        5.47500000               195,293.25

10    Aggregate Class MF-2 Distribution                                                        5.88333333               198,209.50

11.   Aggregate Class BF Distribution                                                          6.21666654               160,141.33

12.   Aggregate Class AV Distribution                                                         15.09471894             2,596,744.50

13.   Aggregate Class MV-1 Distribution                                                        1.50000000                20,205.00

14.   Aggregate Class MV-2 Distribution                                                        1.95833364                21,306.67

15.   Aggregate Class BV Distribution                                                          2.50000000                27,225.00

16.   Aggregate Class X-IO Distribution                                                        0.00000000               362,025.26

17.   Aggregate Class R Distribution                                                                                          0.00

18.   Aggregate Master Servicer Distribution                                                                            260,376.87

                                                                                                                     -------------
                                                   Total Distributions =                                             13,907,087.37

III   Certificate Class Balances                                                               Factor %                 Amount
                                                                                             ------------           --------------

      Opening Senior Class A Certificate Balances as reported in prior
      Monthly Master Servicer Report for Group I Certificates:
                        (a)  Class AF-1A                                                       0.00000000%                    0.00
                        (b)  Class AF-1B                                                       0.00000000%                    0.00
                        (c)  Class A-2                                                         0.00000000%                    0.00
                        (d)  Class A-3                                                        68.72589787%           47,139,093.35
                        (e)  Class A-4                                                       100.00000000%           50,190,000.00
                        (f)  Class A-5                                                       100.00000000%           31,210,000.00
                        (g)  Class A-6                                                       100.00000000%           47,260,000.00
                        (h)  Class A-7                                                        37.20605664%           83,713,627.45
                                                                                                                    --------------
                                                                                                                    259,512,720.80

      Opening Subordinated Class MF & BF Certificate Balances as reported in prior Monthly Master Servicer Report for Group I Certificates:

                        (a)  Class MF-1                                                      100.00000000%           35,670,000.00
                        (b)  Class MF-2                                                      100.00000000%           33,690,000.00
                        (c)  Class BF                                                        100.00000000%           25,760,000.00
                                                                                                                    --------------
                                                                                                                     95,120,000.00

      Opening Senior Class AV Certificate Balances as reported in prior
      Monthly Master Servicer Report for Group II Certificates:

                        (a)  Class AV                                                         32.86051756%           56,529,948.36

      Opening Subordinated Class MV & BV Certificate Balances as reported in prior Monthly Master Servicer Report for Group II Certificates:

                        (b)  Class MV-1                                                      100.00000000%           13,470,000.00
                        (c)  Class MV-2                                                      100.00000000%           10,880,000.00
                        (d)  Class BV                                                        100.00000000%           10,890,000.00
                                                                                                                    --------------
                                                                                                                     91,769,948.36

IV    Principal Distribution Amount

1(a). Basic Principal Amount                                                                         No.                 Amount
                                                                                                   ------            -------------
                        (a)  Stated principal collected                                                                 757,294.51
                        (b)  Principal Prepayments                                                    106             9,207,568.28
                        (c)  Liquidation Proceeds                                                                       556,363.15
                        (d)  Repurchased Mortgage Loans                                                 0                     0.00
                        (e)  Substitution Adjustment related to Principal                                                     0.00
                        (f)  Recoveries on previously Liquidated Mortgages with
                               respect to Principal                                                                           0.00
                                                                                                                     -------------
                                         Total Basic Principal                                                       10,521,225.94

1(b). Subordination Increase Amount                                                                                     811,972.40
                                                                                                                     -------------
                                         Total Principal Distribution                                                11,333,198.34

2(a). Class AF Principal Distribution Amount for Group I Certificates:

                                                                                  Per $ 1,000
                                                                                 -------------
                         1.   Class AF-1A                                           0.00000000                                0.00
                         2.  Class AF-1B                                            0.00000000                                0.00
                         3.  Class A-2                                              0.00000000                                0.00
                         4.  Class A-3                                             86.94139860                        5,963,310.53
                         5.  Class A-4                                              0.00000000                                0.00
                         6.  Class A-5                                              0.00000000                                0.00
                         7.  Class A-6
                               (a) Class A-6 Lockout Percentage                                        0.00%
                               (b)  Class A-6 Lockout Distribution Amount           0.00000000                                0.00
      7                  8.  Class A-7                                             12.61610591                        2,838,623.83

2(b). Class MF & BF Principal Distribution Amount Group I Certificates:

                         1.  Class MF-1                                             0.00000000                                0.00
                         2.  Class MF-2                                             0.00000000                                0.00
                         3.  Class BF                                               0.00000000                                0.00

2(c). Class AV Principal Distribution Amount Group II Certificates:

                         1.  Class AV                                             14.71408464                         2,531,263.98

2(d). Class AV Principal Distribution Amount Group II Certificates:

                         1.  Class MV-1                                             0.00000000                                0.00
                         2.  Class MV-2                                             0.00000000                                0.00
                         3.  Class BV                                               0.00000000                                0.00

2(e)  Class M Applied Realized Loss for Group I Certificates:

                         1.  Class MF-1                                             0.00000000                                0.00
                         2.  Class MF-2                                             0.00000000                                0.00
                         3.  Class BF                                               0.00000000                                0.00

2(f)  Class B Applied Realized Loss for Group II Certificates:

                         1.  Class MV-1                                             0.00000000                                0.00
                         2.  Class MV-2                                             0.00000000                                0.00
                         3.  Class BV                                               0.00000000                                0.00

                                                                                    Factor %                            Amount
                                                                                  ------------                      --------------
      Ending Senior Class A Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group I
      Certificates:
                        (a)  Class AF-1A                                            0.00000000%                               0.00
                        (b)  Class AF-1B                                            0.00000000%                               0.00
                        (c)  Class A-2                                              0.00000000%                               0.00
                        (d)  Class A-3                                             60.03175801%                      41,175,782.82
                        (e)  Class A-4                                            100.00000000%                      50,190,000.00
                        (f)  Class A-5                                            100.00000000%                      31,210,000.00
                        (g)  Class A-6                                            100.00000000%                      47,260,000.00
                        (h)  Class A-7                                             35.94444605%                      80,875,003.62
                                                                                                                    --------------
                                                                                                                    250,710,786.44

      Ending Subordinated Class MF & BF Certificate Balances after distributions of principal in this Monthly Master Servicer
      Report Group I Certificates:
                        (a)  Class MF-1                                           100.00000000%                      35,670,000.00
                        (b)  Class MF-2                                           100.00000000%                      33,690,000.00
                        (c)  Class BF                                             100.00000000%                      25,760,000.00
                                                                                                                    --------------
                                                                                                                     95,120,000.00

      Ending Senior Class AV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II
      Certificates:
                        (a)  Class AV                                              31.38910910%                      53,998,684.38

      Ending Subordinated Class MV & BV Certificate Balances after distributions of principal in this Monthly Master Servicer
      Report for Group II Certificates:
                        (b)  Class MV-1                                           100.00000000%                      13,470,000.00
                        (c)  Class MV-2                                           100.00000000%                      10,880,000.00
                        (d)  Class BV                                             100.00000000%                      10,890,000.00
                                                                                                                    --------------
                                                                                                                     89,238,684.38

V     Interest Distribution Amount

      Fixed Rate Certificates

                        (b)  Fixed Rate Certificates applicable
                               Pass-Through Rate
                                       1. Class AF-1A                                  1.24000%
                                       2. Class AF-1B                                  3.48300%
                                       3. Class A-2                                    4.57000%
                                       4. Class A-3                                    5.19000%
                                       5. Class A-4                                    5.97000%
                                       6. Class A-5                                    6.71000%
                                       7. Class A-6                                    6.20000%
                                       8. Class A-7                                    5.61000%
                                       9. Class MF-1                                   6.57000%
                                      10. Class MF-2                                   7.06000%
                                      11. Class BF                                     7.46000%

      Variable Rate Certificates

                        (b)  LIBOR Rate                                                1.10000%
                                       1. Class AV                                     1.39000%
                                       2. Class MV-1                                   1.80000%
                                       3. Class MV-2                                   2.35000%
                                       4. Class BV                                     3.00000%

      INTEREST REMITTANCE AMOUNT
         1.  Interest collected on Mortgage Loans                                 3,388,778.08
         2.  Interest advanced on Mortgage Loans                                     -3,188.87
         3.  Compensating Interest on Mortgage Loans                                    272.22
         4.  Substitution Adjustment interest                                             0.00
         5.  Purchase Price interest on repurchased accounts                              0.00
         6.  Liquidation Proceeds interest portion                                        0.00
         7.  Recoveries on previously Liquidated Mortgages with
               respect to Interest                                                        0.00
                     TOTAL INTEREST REMITTANCE AMOUNT                                                                 3,385,861.43

      Current Interest Requirement

                                       1. Class AF-1A  @ applicable Pass-Through Rate                                         0.00
                                       2. Class AF-1B @ applicable Pass-Through Rate                                          0.00
                                       3. Class A-2 @ applicable Pass-Through Rate                                            0.00
                                       4. Class A-3 @ applicable Pass-Through Rate                                      203,876.58
                                       5. Class A-4 @ applicable Pass-Through Rate                                      249,695.25
                                       6. Class A-5 @ applicable Pass-Through Rate                                      174,515.92
                                       7. Class A-6 @ applicable Pass-Through Rate                                      244,176.67
                                       8. Class A-7 @ applicable Pass-Through Rate                                      391,361.21
                                       9. Class MF-1 @ applicable Pass-Through Rate                                     195,293.25
                                      10. Class MF-2 @ applicable Pass-Through Rate                                     198,209.50
                                      11. Class BF @ applicable Pass-Through Rate                                       160,141.33
                                      12. Class AV @ applicable Pass-Through Rate                                        65,480.52
                                      13. Class MV-1 @ applicable Pass-Through Rate                                      20,205.00
                                      14. Class MV-2 @ applicable Pass-Through Rate                                      21,306.67
                                      15. Class BV  @ applicable Pass-Through Rate                                       27,225.00


      Interest Carry Forward Amount

                                       1. Class AF-1A                                     0.00
                                       2. Class AF-1B                                     0.00
                                       3. Class A-2                                       0.00
                                       4. Class A-3                                       0.00
                                       5. Class A-4                                       0.00
                                       6. Class A-5                                       0.00
                                       7. Class A-6                                       0.00
                                       8. Class A-7                                       0.00
                                       9. Class MF-1                                      0.00
                                      10. Class MF-2                                      0.00
                                      11. Class BF                                        0.00
                                      12. Class AV                                        0.00
                                      13. Class MV-1                                      0.00
                                      14. Class MV-2                                      0.00
                                      15. Class BV                                        0.00
                                      16. Class X-IO                                      0.00

      Certificates Interest Distribution Amount

                                                                                   Per $ 1,000
                                                                                   -----------
                                       1. Class AF-1A                               0.00000000                                0.00
                                       2. Class AF-1B                               0.00000000                                0.00
                                       3. Class A-2                                 0.00000000                                0.00
                                       4. Class A-3                                 2.97239510                          203,876.58
                                       5. Class A-4                                 4.97500000                          249,695.25
                                       6. Class A-5                                 5.59166677                          174,515.92
                                       7. Class A-6                                 5.16666674                          244,176.67
                                       8. Class A-7                                 1.73938316                          391,361.21
                                       9. Class MF-1                                5.47500000                          195,293.25
                                      10. Class MF-2                                5.88333333                          198,209.50
                                      11. Class BF                                  6.21666654                          160,141.33
                                      12. Class AV                                  0.38063431                           65,480.52
                                      13. Class MV-1                                1.50000000                           20,205.00
                                      14. Class MV-2                                1.95833364                           21,306.67
                                      15. Class BV                                  2.50000000                           27,225.00
                                                                                                                      ------------
                                                                                                                      1,951,486.90

VI    Credit Enhancement Information

                                                                                    Group I           Group II          Total
          (a)  Senior Enhancement Percentage                                             30.29%            44.18%            74.47%

          (b)  Overcollateralization Amount:

                       1. Opening Overcollateralization Amount                   12,683,784.02      7,461,499.72     20,145,283.74
                       2. Ending Overcollateralization Amount                    12,683,784.02      7,461,499.72     20,145,283.74
                       3. Targeted Overcollateralization Amount                  12,683,784.02      7,461,499.72     20,145,283.74
                       4. Subordination Deficiency                                        0.00              0.00              0.00
                       5. Overcollateralization Release Amount                            0.00              0.00              0.00

VII   Trigger Information
            1. (a)  60+ Delinquency  Percentage                                          13.50%            17.48%
               (b)  Delinquency Event in effect
                   (Group I > 50% or Group II > 40% of Sr. Enhacement)?                     NO                NO

            2. (a) Cumulative Loss Percentage                                             0.86%             0.53%
               (b) Applicable Loss Percentage for current Distribution                    2.25%             3.25%
               (c) Cumulative Loss Trigger Event in effect NO NO

VIII  Pool Information                                                                             No.                  Amount
                                                                                                 ------             --------------
               (a) Closing Mortgage Loan Principal Balance:
                       1. Fixed Rate                                                              5,476             358,514,570.46
                       2. Adjustable Rate                                                         1,109              96,700,184.10

                               Total Closing Mortgage Loan Principal Balance:                     6,585             455,214,754.56

               (b)  Balloon Mortgage Loans
                       1.  Fixed Rate                                                               299              19,506,437.25
                       2. Adjustable Rate                                                             0                       0.00

                               Total Balloon Mortgage Loans:                                        299              19,506,437.25

               (c) Weighted Average Mortgage Rate:
                       1. Fixed Rate                                                                                         9.892%
                       2. Adjustable Rate                                                                                    8.589%

                               Total  Weighted Average Mortgage Rate                                                         9.615%

               (d) Weighted Average Net Mortgage Rate:
                       1. Fixed Rate                                                                                         9.387%
                       2. Adjustable Rate                                                                                    8.116%

               (e) Weighted Average Remaining Maturity:
                       1. Fixed Rate                                                                                        265.14
                       2. Adjustable Rate                                                                                   321.27

               (f) Weighted Average Original Maturity:
                       1. Fixed Rate                                                                                        313.54
                       2. Adjustable Rate                                                                                   358.58

IX    Delinquency Information                                                          No.               %              Amount
                                                                                      --------------------------------------------
      A.  Fixed Rate Mortgage Loans:
               (a) Delinquent Contracts:
                       1. 31 - 59 Day Accounts                                          353             6.11%        21,897,731.74
                       2. 60 - 89 Day Accounts                                          131             2.28%         8,158,858.67
                       3. 90+  Day Accounts                                             402             8.07%        28,921,686.98

               (b) Mortgage Loans - In Foreclosure                                      263             5.27%        18,884,466.81
               (c) REO Property Accounts                                                189             3.83%        13,732,332.25

      B.  Adjustable Rate Mortgage Loans:
               (a) Delinquent Contracts:
                       1. 31 - 59 Day Accounts                                          117             9.79%         9,469,360.63
                       2. 60 - 89 Day Accounts                                           41             3.92%         3,788,261.99
                       3. 90+  Day Accounts                                             108            10.38%        10,035,052.89

               (b) Mortgage Loans - In Foreclosure                                       74             6.69%         6,471,416.85
               (c) REO Property Accounts                                                 49             4.46%         4,312,179.98

      C.  Total For All Mortgage Loans
               (a) Delinquent Contracts:
                       1. 31 - 59 Day Accounts                                          470             6.89%        31,367,092.37
                       2. 60 - 89 Day Accounts                                          172             2.62%        11,947,120.66
                       3. 90+  Day Accounts                                             510             8.56%        38,956,739.87

               (b) Mortgage Loans - In Foreclosure                                      337             5.57%        25,355,883.66
               (c) REO Property Accounts                                                238             3.96%        18,044,512.23

X     Realized Losses                                                                   No.                             Amount
                                                                                       ----                          -------------
          1.   (a) Gross Realized Losses during the period                               23                           1,368,335.55

               (b) Realized Losses during the period
                       1. Group I                                                                                       790,372.09
                       2. Group II                                                                                       21,600.31
                                                                                                                     -------------

                               Total                                                                                    811,972.40

               (c) Cumulative Gross Realized Losses                                     205                          16,197,092.10

               (d) Cumulative Realized Losses

                       1. Group I                                                                                     6,812,848.12
                       2. Group II                                                                                    1,101,745.20

                               Total                                                                                  7,914,593.32

               (e) Cumulative Applied Realized Losses

                               i. Class B-4                                                                                   0.00
                              ii. Class B-3                                                                                   0.00
                             iii. Class B-2                                                                                   0.00
                              iv. Class B-1                                                                                   0.00
                               v. Class M-2                                                                                   0.00
                              vi. Class M-1                                                                                   0.00

XI    Miscellaneous Information
      1. (a) Monthly Master Servicer Fee

                               i. Monthly Servicing Fee                                                                 194,394.98
                              ii. Mortgage Fees                                                                          60,479.20
                             iii. Mortgage Insurance Premium Reimbursement                                                5,502.69
                              iv. Certificate Account Investment Earnings                                                     0.00

         (b) Amount of prior unpaid Master Servicing Fees paid with this distribution                                         0.00

         (c) Total Master Servicing Fees paid with this distribution                                                    260,376.87

         (d) Amount of unpaid Master Servicing Fees as of this distribution                                                   0.00


      2. (a) Opening Master Servicer Advance Balance                                                                 12,798,130.59

         (b) Current Advance (exclusive of Compensating Interest)                                                       600,978.53

         (c) Reimbursement of prior Master Servicer Advances                                                           (604,167.40)
                                                                                                                     -------------

         (d) Ending Master Servicer Advance Balance                                                                  12,794,941.72


      3. Current period Compensating Interest                                                                               272.22

      4. (a) Stepdown Date in effect?                                                              NO